Property, Plant and Equipment	12 Months Ended
Dec. 31, 2020
Property, plant and equipment [abstract]
Property, Plant and Equipment	Property, Plant and Equipment

	Exploration and Production			Oil Sands Mining and Upgrading	Midstream and Refining	Head Office	Total
	North America	North Sea	Offshore Africa
Cost
At December 31, 2018	$67,007	$7,321	$5,471	$43,147	$441	$435	$123,822
Additions	2,613	349	233	2,154	10	34	5,393
Acquisition of Devon assets	3,325	—	—	—	—	—	3,325
Transfers from E&E assets	219	—	—	—	—	—	219
Derecognitions (1)	(537)	—	(1,515)	(285)	—	(3)	(2,340)
Foreign exchange adjustments and other	—	(374)	(256)	—	—	—	(630)
At December 31, 2019	72,627	7,296	3,933	45,016	451	466	129,789
Additions/Acquisitions	1,789	104	94	1,328	6	19	3,340
Transfers from E&E assets	194	—	—	—	—	—	194
Derecognitions	(521)	(3)	—	(634)	—	—	(1,158)
Disposals	(92)	—	—	—	—	—	(92)
Foreign exchange adjustments and other	—	(114)	(64)	—	—	—	(178)
At December 31, 2020	$73,997	$7,283	$3,963	$45,710	$457	$485	$131,895

Accumulated depletion and depreciation
At December 31, 2018	$43,881	$5,735	$4,203	$4,981	$138	$325	$59,263
Expense	3,215	256	214	1,564	15	23	5,287
Derecognitions (1)	(537)	—	(1,515)	(285)	—	(3)	(2,340)
Foreign exchange adjustments and other	18	(279)	(190)	(13)	—	—	(464)
At December 31, 2019	46,577	5,712	2,712	6,247	153	345	61,746
Expense	3,676	247	161	1,668	15	25	5,792
Derecognitions	(521)	(3)	—	(634)	—	—	(1,158)
Disposals	(63)	—	—	—	—	—	(63)
Foreign exchange adjustments and other	(28)	(103)	(51)	8	—	—	(174)
At December 31, 2020	$49,641	$5,853	$2,822	$7,289	$168	$370	$66,143

Net book value
- at December 31, 2020	$24,356	$1,430	$1,141	$38,421	$289	$115	$65,752
- at December 31, 2019	$26,050	$1,584	$1,221	$38,769	$298	$121	$68,043
(1)Following demobilization of the FPSO at the Olowi field, Gabon in 2019, the Company derecognized property, plant and equipment and associated accumulated depletion and depreciation of $1,515 million.
As at December 31, 2020, the Company assessed the recoverability of its property, plant and equipment and its exploration and evaluation assets, and determined the carrying amounts of all of its cash generating units to be recoverable.
The Company capitalizes construction period interest for qualifying assets based on costs incurred and the Company’s cost of borrowing. Interest capitalization to a qualifying asset ceases once the asset is substantially available for its intended use. During 2020, pre-tax interest of $24 million (2019 – $53 million; 2018 – $69 million) was capitalized to property, plant and equipment using a weighted average capitalization rate of 3.5% (2019 – 4.0%; 2018 – 3.9%).
As at December 31, 2020, the Company recognized certain project costs, not subject to depletion and depreciation, of $117 million in the Oil Sands Mining and Upgrading segment (2019 – $115 million in the Oil Sands Mining and Upgrading segment).
Acquisitions in the current and comparative years have been accounted for as business combinations using the acquisition method of accounting. Gains reported on the acquisitions represent the excess of the fair value of the net assets acquired compared to total purchase consideration.
ACQUISITION OF PAINTED PONY ENERGY LTD. ("PAINTED PONY")
On October 6, 2020, the Company completed the acquisition of all the issued and outstanding shares of Painted Pony for total cash consideration of $111 million. Painted Pony is involved in the exploration for and development of natural gas and natural gas liquids in Northeast British Columbia.
The allocation of the purchase price was based on management's best estimates of the fair value of the assets acquired and liabilities assumed as of the acquisition date. The below amounts are estimates, and may be subject to change based on the receipt of new information.
The following provides a summary of the net assets acquired relating to the acquisition:

Property, plant and equipment	$750
Exploration and evaluation assets	15
Other long-term assets	204
Long-term debt	(397)
Asset retirement obligations	(13)
Other long-term liabilities	(442)
Deferred tax asset	211
Net assets acquired	328
Less: cash consideration	111
Gain on acquisition (1)	$217
(1) Gain on acquisition of $217 million represents the excess of the fair value of the net assets acquired compared with the total purchase consideration.
In connection with the acquisition the Company assumed certain product transportation and processing commitments (note 20).
ACQUISITION OF THERMAL IN SITU AND PRIMARY HEAVY CRUDE OIL ASSETS
On June 27, 2019, the Company completed the acquisition of substantially all of the assets of Devon including thermal in situ and heavy crude oil assets, for total cash purchase consideration of $3,412 million.
In connection with the acquisition, the Company arranged a $3,250 million committed term facility (note 11) and assumed certain product transportation commitments (note 20).
The following provides a summary of the net assets acquired relating to the acquisition:

Property, plant and equipment	$3,325
Exploration and evaluation assets	91
Inventory, prepaids and other long-term assets	195
Accrued liabilities	(21)
Asset retirement obligations	(178)
Net assets acquired	$3,412
As a result of the acquisition, during the year ended December 31, 2019, revenue increased by approximately $1,540 million to $22,871 million and revenue, less production and transportation, blending and feedstock expenses increased by approximately $590 million to $11,895 million.
OTHER ACQUISITIONS AND DERECOGNITIONS
During 2019, the Company acquired a number of producing crude oil and natural gas properties in the North America Exploration and Production segment for net cash consideration of $80 million (2018 – $170 million) and assumed associated asset retirement obligations of $20 million (2018 – $13 million). No net deferred income tax liabilities were recognized (2018 – $nil) and no pre-tax gains were recognized on these net transactions (2018 – pre-tax gain of $47 million).
During 2018, in connection with the acquisition of the remaining interest in certain operations in the North Sea Exploration and Production segment, the Company acquired $108 million of property, plant and equipment, for net proceeds received of $73 million. The Company also acquired net working capital of $7 million, assumed associated asset retirement obligations of $41 million and recognized net deferred income tax liabilities of $27 million. The Company recognized a pre-tax gain of $120 million on the acquisition and a pre-tax revaluation gain of $19 million relating to its previously held interest.
During 2018, the Gabonese Republic agreed to cessation of production from the Company’s Olowi field, as well as the terms of termination of the Olowi Production Sharing Contract and the return of the permit area back to the Gabonese Republic, including the associated asset retirement obligations of $69 million. The transaction resulted in a pre-tax gain on disposition of property of $20 million ($14 million after-tax).